NorthWestern Energy Annual Meeting of Stockholders - April 24, 2019

Forward Looking Statements Forward Looking Statements O’Dell Creek - Madison River Valley - Montana During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. Company Information NorthWestern Corporation Corporate Office Investor Relations Officer dba: NorthWestern Energy 3010 West 69th Street Travis Meyer Ticker: NWE Sioux Falls, SD 57108 605-978-2967 Trading on the NYSE (605) 978-2900 travis.meyer@northwestern.com www.northwesternenergy.com 2

About NorthWestern South Dakota Operations Electric 63,800 customers 3,572 miles – transmission & distribution lines 440 MW nameplate owned power generation Natural Gas 46,900 customers 1,697 miles of transmission and distribution pipeline Montana Operations Electric 374,000 customers 24,767 miles – transmission & distribution lines 871 MW maximum capacity owned power generation Natural Gas 199,200 customers 6,881 miles of transmission and distribution pipeline Nebraska Operations 17.75 Bcf of gas storage capacity Natural Gas Own 51.7 Bcf of proven natural gas reserves 42,500 customers 795 miles of distribution pipeline 3 Data as of 12/31/2018

NWE - An Investment for the Long Term


Black Eagle dam

Pure Electric & Gas Utility

- 100% regulated electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~55% hydro, wind & solar

Solid Utility Foundation

- Residential electric & gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Strong Earnings & Cash Flow

- Consistent track record of earnings & dividend growth
- Strong cash flows aided by net operating loss carry-forwards anticipated to be available into 2020
- Strong balance sheet & investment grade credit ratings

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program to ensure safety and reliability
- Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Debt to total capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Targeted 6%-9% long-term total shareholder return (eps growth plus dividend yield)
- Targeted dividend payout ratio of 60%-70%

Best Practices Corporate Governance

NYSE Governance Services – Governance, Risk and Compliance Leadership Awards 2015 – Winner

Utility Customer Champion 2015 – Residential – Cogent Reports

Forbes 2013 – America's Most Trustworthy Companies

Corporate Governance Awards – 2014 – Corporate Secretary – Winner

corpedia – Ethics. Elevated.

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A Diversified Electric and Gas Utility (1) (1) September 2018 Montana electric rate review, filed with rate base of $2.34 billion, calculated with 13-month average and known and measurable adjustments. NorthWestern’s ‘80/20’ rules: Approximately 80% Electric, 80% Residential and 80% Montana. Over $3.6 billion of rate base investment to serve our customers 5 Data as of 12/31/2018. (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure.

Highly Carbon-Free Supply Portfolio Based upon 2018 MWH’s of owned and long-term contracted resources. Approximately 55% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the 6 portfolio was delivered to our customers.

Strong Utility Foundation . Solid and improving JD Power Overall Customer Satisfaction Scores . Residential electric and natural gas rates below national average 7 . Solid electric system reliability and low gas leaks per mile

Solid Economic Indicators Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2016/2017 EEI Statistical Yearbook – Table 7.2 and EIA.gov Black Eagle Power House • Customer growth rates historically exceed National Averages. 8 • Unemployment rates in all three of our states are below or in-line with National Average.

A History of Growth $3.30-$3.50 $3.10 - $3.30 $2.60$3.20 - $2.75-$3.40 2009-2018 CAGR’s: GAAP EPS: 7.6% - Non-GAAP EPS: 5.9% - Dividend: 5.7% 9 See appendix for “Non-GAAP Financial Measures”

Earnings Growth $3.30$3.30-$3.45-$3.50 $3.10 - $3.30 $2.60$3.20 - $2.75-$3.40 Non-GAAP Adjusted EPS Growth averaged 6.3% from 2013-2018 We are not providing 2019 EPS guidance at this time due to the pending Montana rate case. However, continued investment in our system to serve our customers and communities is expected to provide a targeted long term 6-9% total return to our investors through a combination of earnings growth and dividend yield. Negative outcomes in upcoming regulatory proceedings may result in near-term returns below our 6-9% targeted range. Generation investment to reduce or eliminate our capacity shortfall See appendix for additionalcould disclosures allow us regardingto achieve “Non the-GAAP higher Financial-end Measures of our” range over the long term. 10 See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP “Adjusted EPS”.

Track Record of Delivering Results * Peer Group: ALE, AVA, BKH, EE, IDA, MGEE, NWN, OGE, OTTR, PNM, POR & SR Return on Equity on GAAP Earnings within 9.5% - 11.0% band over the last 8 years with average of 10.3%. Total Shareholder Return is better than our 12 peer average for the 10 year period but lags in the 1, 3 & 5 year periods, due in part to some unfavorable regulatory decisions in Montana. 11 See appendix for “Non-GAAP Financial Measures”

Recent Shareholder Return 2018 TSR: NWE TSR: 3.47% Peer TSR: 6.29% Rank: 10th of 12 peers 1st Quarter: NWE TSR: 19.43% Peer TSR: 10.58% Rank: 1st of 12 peers We reached an all- time high closing stock price of $71.30 on March 26th and an all-time high intra-day trading price of $71.77 also on March 26th. • 12 member peer group: ALE (ALLETE), AVA (Avista), BKH (Black Hills Corp), EE (El Paso Electric), IDA (IDACORP), MGEE (MGE Energy), NWN (Northwest Natural Gas),OGE (OGE Energy), OTTR (Otter Tail Power), PNM (PNM Resources), POR (Portland 12 General Electric), and SR (Spire)

Investment for Our Customers’ Benefit Over the past 8 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2008-2018 CAGRs Estimated Rate Base: 12.2% GAAP Diluted EPS: 8.3% 2008-2018 CAGRs NWE typical electric bill: 1.9% NWE typical natural gas bill: (5.4%) 13 2008-2018 CAGRs US average electric bill: 1.9%* US average natural gas bill: (2.7%)**

Balance Sheet Strength and Liquidity Investment grade credit ratings, liquidity generally in excess of $100 million target, and debt to cap moving lower within our targeted 50%-55% range. 14

Credit Ratings While great strides have been made since emergence from bankruptcy in 2004, regulatory concerns in Montana have put pressure on credit ratings over the last few years. On February 5, 2018, Fitch placed us on Negative Outlook. On May 18, 2018, Moody’s downgraded our senior secured 15 and unsecured credit ratings.

Strong Cash Flows While maintenance capex and total dividend payments have continued to grow since 2011 (11.9% and 11.2% CAGR respectively), Cash Flow from Operations (CFO) has, on average, exceeded maintenance capex and dividend payments by approximately $7 million per year. Note: 2016 CFO is less than 2015 largely due to $30.8M refund to customers related to FERC/DGGS ruling and $7.2M refund to customers for difference in SD Electric interim & final rates. We expect NOLs to be available into 2020 with alternative minimum tax credits and production tax credits to be available into 2022 to reduce cash taxes. Additionally, we anticipate our effective tax rate to reach 10% by 2023. 16 (See appendix for “Non-GAAP Financial Measures” relating to free cash flow and disclaimer on NOLs)

Capital Spending Forecast $1.6 billion of total capital investment over five years. Increased investment in first three years (relative to last two years) is primarily a result of advanced metering infrastructure (AMI) project. We anticipate funding the expenditures with a combination of cash flows (aided by NOLs available into 2020) and long-term debt issuances. Significant capital investments that are not in the above projections or further negative regulatory actions could necessitate additional equity funding. Capital projections above do not include investment necessary to address capacity issues as identified in the South Dakota and pending* Montana Electricity Supply Resource Procurement Plans. 17 *Draft plan was released in March 2019.

Recent Significant Achievements Strong year for safety at NorthWestern • Continue to be a top performer among Edison Electric Institute member companies. Record best customer satisfaction scores with JD Power & Associates • Once again received our best JD Powers overall satisfaction survey score. Best electric reliability scores • Low SAIDI (System Average Interruption Duration Index) and SAIFI (System Average Interruption Frequency Index) in 2018. Especially significant considering our rugged service territories. Corporate Governance Finalist • In 2018 NorthWestern’s proxy statement was again recognized as a finalist for “Best Proxy Statement (Small to Mid Cap)” by Corporate Secretary Magazine. We won the award in 2014. Board Diversity Recognition • Recognized for gender diversity on our board of directors by 2020 Women on Boards. Three of the company’s eight independent directors are female. Investor Relations Program Recognition • Recognized, in 2018, by Institutional Investor as a top midcap utility and energy company based on access to senior management, well-informed and empowered IR team, appropriate and timely disclosures and constructive earnings calls. Environmental, Social and Governance Reporting • Published EEI’s ESG / Sustainability reporting template in December 2018. This quantitative information supplements our biennial Stewardship Report that highlights our commitment to Echo Lake Nordic Trail the stewardship of natural resources and our sustainable business practices. Acquired Two Dot Wind Farm 18 • June 2018 acquired 9.7 MW wind project, near Geyser, Montana, for $18.5 million.

Looking Forward Regulatory • MPSC to review Montana general electric rate review, filed in September 2018. $3.30$3.30-$3.45-$3.50 $3.10 - $3.30 • We expect to file an associated FERC rate case for $2.60$3.20 - $2.75-$3.40 our Montana transmission assets in the second quarter 2019. Continue to Invest in our T&D infrastructure • Comprehensive infrastructure capital investment program to ensure safety, capacity and reliability. • Natural gas pipeline investment (SAFE PIPES Act, Integrity Verification Process and Pipeline & Hazardous Materials Safety Administration proposed regulations). • Grid modernization, advanced distribution management system and advanced metering infrastructure investment Plans to join Western Energy Imbalance Market (EIM) • Real-time energy market could mean lower cost of energy for Montana customers, more efficient use of renewables and greater power grid reliability. Cost Control Efforts • Continue to monitor costs, including labor, benefits and property tax valuations to mitigate increases. Advance Electricity Resource Planning efforts in South Dakota and Montana 19

Exemplary Board of Directors (left to right) Stephan Adik – Chairman of the Board - Independent Director since November 1, 2004 Anthony Clark – Independent Director since December 6, 2016 – Governance & Innovation and Human Resources Committees Dana Dykhouse – Independent Director since January 30, 2009 – Human Resources (Chair) and Audit Committees Jan Horsfall – Independent Director since April 23, 2015 – Audit and Governance & Innovation Committees Britt Ide – Independent Director since April 27, 2017 – Governance & Innovation and Audit Committees Julia Johnson – Independent Director since November 1, 2004 – Governance & Innovation (Chair) and Human Resources Committees Robert Rowe - CEO & President – Director since August 13, 2008 Linda Sullivan – Independent Director since April 27, 2017 – Audit (Chair) and Human Resources Committees 20

Experienced Executive Team (left to right) Robert Rowe - President & CEO – current position since 2008 Brian Bird – CFO – current position since 2003 Michael Cashell – VP Transmission – current position since 2011 Heather Grahame – General Counsel and VP Regulatory and Federal Government Affairs – current position since 2010 John Hines – VP Supply – current position since 2011 Crystal Lail – VP & Controller – current position since 2015 Curtis Pohl – VP Distribution – current position since 2003 Bobbi Schroeppel – VP Customer Care, Communications & Human Resources – current position since 2002 21

Strong Corporate Governance

EEI / ESG and Sustainability

Environmental, Social & Governance Report

Published EEI's ESG / Sustainability reporting template in December 2018. This quantitative information supplements our biennial Stewardship Report that highlights our commitment of the stewardship of natural resources and our sustainable business practices.

20 / 20 – Women on Boards

Recognized for gender diversity on its board of directors by 2020 Women on Boards. Three of the company's eight independent directors are female.

Cogent Reports

NorthWestern Energy was named "Utility Customer Champion" as one of the Most Trusted Brands, in 2014 and 2015, published by Cogent Reports, which surveyed customers from 125 utilities to develop brand-trust scores for combined electric and natural gas utilities.

Corporate Governance Award Winner

NorthWestern Corporation's 2014 proxy statement won two governance awards – *Exemplary Compensation Discussion and Analysis* from NYSE Governance Services and *Best Proxy Statement (Small to Mid-Cap)* by Corporation Secretary magazine. NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category in 2012, 2013, 2016, 2017 & 2018.

Best Investor Relations Program

Recognized in 2018, by Institutional Investor as a top midcap utility and energy company based on access to senior management, well-informed and empowered IR team, appropriate and timely disclosures and constructive earnings calls.

NYSE Ethics

In 2013, NorthWestern Energy earned an "A" from New York Stock Exchange's Corpedia, for its Code of Conduct and Ethics, putting it in the top 2 percent of all energy and utility companies reviewed.

NorthWestern Energy
Delivering a Bright Future

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Strong Corporate Governance Forbes America’s Most Trustworthy Companies “America’s Most Trustworthy Companies,” which identifies the most transparent and trustworthy businesses that trade on the American exchanges. The quantitative and qualitative data analysis looks beyond the raw data on companies’ financial statements to assess the true quality of corporate accounting and management practices. Each year Forbes recognizes 100 companies out of over 8,0000 for this foremost honor. NWE was on of only three utilities to be distinguished with this honor, by Forbes, in 2013. Sioux Empire United Way Business of the Year In February 2017, NorthWestern Energy won Business of the Year, in the 0-100 employee category, from the Sioux Empire United Way (Sioux Falls, SD). Our approximate 40 employees in the Sioux Falls office had the second best giving per employee and also had 100 percent participation in giving for 2016. Community Works Community Works encompasses NorthWestern Energy’s tradition of funding community activities, charitable efforts and economic development within its service territory. NorthWestern Energy’s Community Works programs currently provide more than $2 million annually in funds for community sponsorships, charitable contributions and economic development organizations in Montana, South Dakota and Nebraska. South Dakota National Guard Pro Patria Award The South Dakota National Guard and the Employer Support of the Guard and Reserve (ESGR) recognized NorthWestern in early 2014 with its Pro-Patria award for “exceptional support of national defense through leadership practices and personnel policies” in support of employees who serve in the National Guard and Reserves. The award is given to one company annually. Worksite Health In May 2014, NorthWestern Corporation was recognized, by the Montana Worksite Heath Promotion Coalition, for excellence in promoting worksite health and earned the Gold Award, for our wellness program “Energize Your Life”. Glass Lewis NorthWestern Energy was recognized by Glass Lewis, a leading investment research and global proxy advisory firm, as one of the top 42 companies in the US for its 2011 “Say on Pay” proposal, which recognizes companies with clear disclosure and conservative policy with regards to compensation. 23

Conclusion Best Attractive Pure Strong Solid Utility Practices Future Electric & Earnings & Foundation Corporate Growth Gas Utility Cash Flows Governance Prospects 24

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NorthWestern Energy Profile (1) Rate base reflects amounts on which we are authorized to earn a return. (2) Rate base amounts are estimates as of December 31, 2018 (3) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and DGGS are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (4) For those items marked as “n/a” the respective settlement and/or order was not specific as to these terms. Note: Data as reported in our 2018 10-K September 2018 Montana electric rate review, filed with rate base of $2.34 billion, calculated with 13th month average and known and measurable adjustments. 26

Non-GAAP Financial Measures These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non-GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled 27 measures.

Non-GAAP Financial Measures Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC. 28

Non-GAAP Financial Measures The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly 29 labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance.